FRESHSTART VENTURE CAPITAL CORP.

                    FINANCIAL STATEMENTS

      FOR THE YEARS ENDED MAY 31, 1997, 1996, AND 1995






                      TABLE OF CONTENTS

                                           Page

Independent Auditors' Report               F-3

Statements of Financial Position of
Freshstart Venture Capital Corp. as of
May 31, 1996 and 1997                      F-4

Statements of Operations for the Years
Ended May 31, 1995, 1996 and 1997          F-6

Statements of Stockholders' Equity for the
Years Ended May 31, 1995, 1996 and 1997    F-7

Statements of Cash Flows for the Years
Ended May 31, 1995, 1996 and 1997          F-8

Notes to the Financial Statements          F-9

Supplemental Schedules                     F-16

Selected Per Share Data and Ratios         F-17












Board of Directors
Freshstart Venture Capital Corp.

                INDEPENDENT AUDITOR'S REPORT

We have audited the accompanying Statements of financial position of Freshstart Venture Capital Corp. (the "Company") as of May 31, 1997 and 1996 and the related statements of operations, stockholders' equity and cash flows for each of the three years in the period ended May 31, 1997 and selected per share data and ratios for each of the five years in the period ended May 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2, these financial statements were prepared in conformity with the accounting practices prescribed by the Small Business Administration, which provide for specific allocations of certain types of income to specific capital accounts. As explained in Note 2, the financial statements include securities valued at $14,174,033 and $8,417,457 on May 31, 1997 and 1996,
respectively (195% and 265 % respectively of net assets), whose values have been estimated by the Board of Directors in absence of readily ascertainable market values.

We have reviewed the procedures used by the Board of Directors in arriving at its estimate of such securities and have inspected underlying documentation, and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, because of the inherent uncertainty of valuation, those estimated values differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of May 31, 1997 and 1996 and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

New York, New York
July 16, 1997






Michael C. Finkelstein
Certified Public Accountant

                            F-3




FRESHSTART VENTURE CAPITAL CORP.
STATEMENTS OF FINANCIAL POSITION

ASSETS

                                            May 31,
                                        1996       1997

Loans Receivable:
Long Term Portion (Notes 2 and 3)  $ 8,598,015   $14,308,959
Less: Unrealized Depreciation
on Loans Receivable (Note 3)          (180,558)     (180,558)
                                   ------------  ------------
                                     8,417,457    14,128,401
Less: Current Maturities -
Loans Receivable                    (1,178,444)   (1,984,365)
                                   ------------  ------------

Total Loans Receivable -
Net of Current Maturities            7,239,013    12,144,036
                                  -------------  ------------


Assets Acquired in Liquidation of
Portfolio Securities (Note 4)             -             -
                                  -------------  ------------

CURRENT ASSETS
Cash (Note 15)                         415,102     2,869,861
Accrued Interest (Notes 2 and 3)        92,946       127,974
Current Maturities-Loans Receivable  1,178,444     1,984,365
Prepaid Expenses and Other Assets      287,351       205,473
                                  -------------  ------------

Total Current Assets                 1,973,843     5,187,673

Fixed Assets - Net of Depreciation
of $16,369 and $22,366
respectively (Note 2)                   25,903        19,906
                                  -------------  ------------
Total Assets                       $ 9,238,759   $17,351,615
                                  =============  ============

         See Notes to the Financial Statements
                        F-4

FRESHSTART VENTURE CAPITAL CORP.
STATEMENTS OF FINANCIAL POSITION

LIABILITIES AND STOCKHOLDERS EQUITY

                                             May 31,
                                         1996       1997

LONG TERM DEBT:
Debentures Payable to SBA (Note 6) $ 4,380,000   $ 8,450,000
4% Cumulative, 15 Year Redeemable
Preferred Stock (Note 7)             1,410,000     1,410,000
                                   ------------  ------------

Total Long Term Debt                 5,790,000     9,860,000
                                   ------------  ------------

CURRENT LIABILITIES:
Accrued Interest                       121,603       182,344
Other Current Liabilities               34,493        76,824
Dividends Payable (Note 9)             122,202        14,100
                                   ------------  ------------
Total Current Liabilities              278,298       273,268
                                   ------------  ------------

Total Liabilities                    6,068,298    10,133,268

Commitments and Contingencies
(Notes 14 and 17)                         -             -

STOCKHOLDERS EQUITY:
4% Cumulative, 15 Year Redeemable
Preferred Stock - $1 Par
Value; 10,000,000 Shares Authorized,
1,410,000 Shares Issues and Outstanding,
(See Long Term Debt) (Note 7)             -             -

3% Cumulative Preferred Stock -
$1 Par Value: No Shares Issued and
Outstanding (Notes 7 and 12)              -             -

Common Stock - $.01 Par Value:
3,000,000 Shares Authorized, 1,096,688
and 2,172,688 Shares Issued and
Outstanding, Respectively (Note 12)      5,483        21,726

Additional Paid in Capital (Note 8)  2,767,600     6,857,817
Retained Earnings                       15,379       147,805
Restricted Capital - Realized Gain
on Redemption (Note 8)                 381,999       190,999
                                   ------------  ------------
Total Stockholders Equity            3,170,461     7,218,347
                                   ------------  ------------
Total Liabilities and
  Stockholders' Equity             $ 9,238,759   $17,351,615
                                   ============  ============

Net Assets Per Share               $      2.89   $      3.32
                                   ============  ============

        See Notes to the Financial Statements
                         F-5

FRESHSTART VENTURE CAPITAL CORP.
STATEMENTS OF OPERATIONS
                                   Years Ended May 31,

                                1995       1996       1997

REVENUE:
Interest Earned on
Outstanding Receivables    $  996,534  $1,027,815  $1,231,318
Interest Income - Idle Funds    8,750       6,129      39,397
                           ----------  ----------  ----------
Total Revenue (Note 2)      1,005,284   1,033,944   1,270,715
                           ----------  ----------  ----------

EXPENES:
Interest (Note 6)             322,806     307,764     360,678
Professional Fees              45,415      50,776      59,945
Officers Salaries
  (Notes 11 and 13)           145,146     145,146     141,225
Other Salaries (Note 11)       35,472      23,126      25,966
Other Operating Expenses       89,353      90,450     123,811
Pension Expense
  (Notes 10 and 11)            17,942      16,180      14,123
Depreciation and
  Amortization (Note 2)         5,999       9,710      15,915
                           ----------  ----------  ----------

Total Expenses                662,133     643,152     741,663
                           ----------  ----------  ----------

Net Investment Income         343,151     390,792     529,052
Unrealized Depreciation
in Value of
Investments (Notes 2 and 3)     2,399      35,000        -
                           ----------  ----------  ----------
                              340,752     355,792     529,052

PROVISION FOR TAXES:
Current Income Taxes (Note 2)   1,836       1,567       2,528
                           ----------  ----------  ----------

Net Income                 $  338,916  $  354,225  $  526,524
                           ==========  ==========  ==========

Earnings Per Share of
Common Stock (Note 2)      $     0.26  $     0.27  $     0.29
                           ==========  ==========  ==========

Dividends Paid Per Share
of Common Stock            $     0.26  $     0.27  $     0.21
                           ==========  ==========  ==========

Weighted Average Shares of
Common Stock Outstanding    1,096,688   1,096,688   1,627,318
                           ==========  ==========  ==========



        See Notes to the Financial Statements
                         F-6


FRESHSTART VENTURE CAPITAL CORP.
STATEMENTS OF STOCKHOLDERS' EQUITY


                                    Years Ended May 31,
                                1995       1996       1997

4% Cumulative, 15 Year Redeemable
Preferred Stock - $1 Par Value:
10,000,000 Shares Authorized,
1,410,000 Shares Issues and Outstanding
(See Long Tem Debt) (Note 7)     -           -           -
                           ----------  ----------  ----------

Common Stock - $.01 Par Value:
3,000,000 Shares Authorized, 1,096,688
Shares Issued and Outstanding   2,742       2,742       5,483
2 For 1 Stock Split              -          2,741       5,483

Sale of 1,076,000 Shares of
Common Stock                     -           -         10,760
                           ----------  ----------  ----------

Balance, End of Period          2,742       5,483      21,726
                           ----------  ----------  ----------

Additional Paid in Capital -
  Beginning of Period       2,388,342   2,579,342   2,767,600
Proceeds from Sale of
1,076,000 Shares of
Common Stock                     -           -      3,904,700
2 For 1 Stock Split              -         (2,741)     (5,483)
Amortization of Restricted
Capital (Note 8)              191,000     190,999     191,000
                           ----------  ----------  ----------

Balance, End of Period      2,579,342   2,767,600   6,857,817
                           ----------  ----------  ----------

Retained Earnings -
Beginning of Period            15,944      13,660      15,379
Net Income                    338,916     354,225     526,524
Dividends Paid and Accrued   (341,200)   (352,506)   (394,098)
                           ----------  ----------  ----------
Balance, End of Period         13,660      15,379     147,805
                           ----------  ----------  ----------

Restricted Capital
Gain on Redemption of 3% Preferred
Stock (See Note 8)            763,998     572,998     381,999
Amortization of Gain         (191,000)   (190,999)   (191,000)
                           ----------  ----------  ----------
Balance, End of
Period (Note 8)               572,998     381,999     190,999
                           ----------  ----------  ----------

Total Stockholder's Equity $3,168,742  $3,170,461  $7,218,347
                           ==========  ==========  ==========

        See Notes to the Financial Statements
                         F-7


FRESHSTART VENTURE CAPITAL CORP.
STATEMENTS OF CASH FLOWS


                                    Years Ended May 31,
                                1995       1996       1997

CASH FLOWS (USED) PROVIDED BY
OPERATING ACTIVITIES:
Net Income                 $  338,916  $  354,225  $  526,524
Depreciation and
 Amortization Expense           5,999       9,710      15,915
Provision for Losses
 on Loans Receivable            2,399      35,000        -
Decrease (Increase) in
 Accrued Interest              15,015     (21,449)    (35,028)
Decrease (Increase) in
 Other Assets                (195,878)    (57,326)     71,960
Increase (Decrease) in
 Accrued Liabilities          (20,113)       (346)    103,072
Dividends Paid and Accrued   (341,200)   (352,506)   (502,200)
                           ----------  ----------  ----------
Net Cash (Used) Provided
 By Operating Activities     (194,862)    (32,692)    180,243
                           ----------  ----------  ----------

CASH FLOWS (USED) BY
INVESTING ACTIVITIES:
Increase in Loans
 Receivable                (3,626,250) (4,594,750) (9,556,400)
Repayments of Loans
 Receivable                 3,259,799   2,115,540   3,609,690
Increase in Loan
 Participations               125,000   2,227,000   3,145,900
Repayment of Loan
 Participations              (164,434)    (67,763) (2,910,134)
Increase in Fixed Assets       (2,578)    (25,936)       -
Decrease (Increase) in Assets
 Acquired in Liquidation      148,287      13,344        -
                           ----------  ----------  ----------
Net Cash (Used)
 By Investing Activities     (260,176)   (332,565) (5,710,944)
                           ----------  ----------  ----------
CASH FLOWS PROVIDED BY
FINANCING ACTIVITIES:

Net Proceeds from sale of
 of Common Stock                 -           -      3,915,460
(Decrease) in Line of
 Credit                       (29,488)     (5,000)       -
(Decrease) in Restricted
 Capital                     (191,000)   (190,999)   (191,000)
Increase in Debentures
 Payable to SBA (Net)            -         40,000   4,070,000
Sale of 4% Preferred Stock    760,000        -           -
Increase in Additional
 Paid in Capital              191,000     190,999     191,000
                           ----------  ----------  ----------
Net Cash Provided by
 Financing Activities         730,512      35,000   7,985,460
                           ----------  ----------  ----------
Net (Decrease) Increase
 in Cash                      275,474    (330,257)  2,454,759
Cash Balance -
 Beginning of Period          469,885     745,359     415,102
                           ----------  ----------  ----------
Cash Balance -
 End of Period             $  745,359  $  415,102  $2,869,861
                           ==========  ==========  ==========

SUPPLEMENTAL DISCLOSURES OF CASH FLOR INFORMATION:
CASH PAID DURING THE PERIOD FOR:
Interest                   $  312,142  $  314,491  $  299,922
                           ----------  ----------  ----------
Taxes                      $    1,836  $    1,567  $    2,528

                           ----------  ----------  ----------

                See Notes to the Financial Statements
                                 F-8

FRESHSTART VENTURE CAPITAL CORP.
NOTES TO THE FINANCIAL STATEMENTS
MAY 31, 1997 AND 1996



NOTE 1         ORGANIZATION

          Freshstart Venture Capital Corp., a New York Corporation (the "Company"), was formed on March 4, 1982 for the purpose of operating as a specialized small business investment company ("SSBIC"), licensed under the Small Business Investment Act of 1958 and regulated and financed in part by the U.S. Small Business Administration ("SBA"). The Company has also registered as an investment company under the Investment Company Act of 1940. The Company's business is to provide financing to persons who qualify under SBA regulations as socially or economically disadvantaged and to entities which are at least fifty (50%) percent owned by such individuals.

NOTE 2         SIGNIFICANT ACCOUNTING POLICIES

          The following is a summary of significant accounting policies applied by the Company in the preparation of its financial statements. The Company maintains its accounts and prepares its financial statements on the accrual basis of accounting in conformity with generally accepted accounting principles for investment companies.

          Valuation of Loans and Investments

          The Board of Directors has valued the investment portfolio based upon the cost of such investments, less a provision for loan losses. However, because of the inherent uncertainty of the valuation, the estimated values might otherwise be significantly higher or lower than values that would exist in a ready market for such loans, which market has not in the past and does not now exist. The provision for loan losses represents a good faith determination by the Board of Directors maintained at a level that, in its judgment, is adequate to absorb losses. The balance in the reserve account is adjusted periodically by the Board of Directors on the basis of the fair value of the collateral held and past loss experience. Approximately seventy three (73%) percent of the Company's loan portfolio consists of loans made for the financing of taxi cab medallions and related assets. The remaining portion of the loans are made to various small commercial enterprises. Substantially all loans are collateralized by either NYC taxi medallions or real estate and the personal guarantees of the individual owners.

          Depreciation and Amortization

          Depreciation and amortization of furniture, fixtures and leasehold improvements is computed on the straight line method at rates adequate to allocate the costs of applicable assets over their expected useful lives.

          Recognition of Interest Income

          It is the Company's policy to record interest on loans and debt securities only to the extent that management and the Board of Directors anticipate such amounts may be collected. Interest on doubtful accounts and accounts which are 180 days past due is not recorded until actually received.

          Income Taxes

          The Company has elected to be taxed as a regulated investment company under the Internal Revenue Code. A regulated investment company can generally avoid taxation at the corporate level to the extent that ninety (90%) percent of its income is distributed to its stockholders. Therefore, no provision for federal income taxes has been made. The financial statements include provisions for New York State and local minimum taxes.

                             F-9


              FRESHSTART VENTURE CAPITAL CORP.
              NOTES TO THE FINANCIAL STATEMENTS
                    MAY 31, 1997 AND 1996


NOTE 2         SIGNIFICANT ACCOUNTING POLICIES
(Continued)

          Earnings Per Share

          Earnings per share are based on a weighted average number of shares outstanding during the period, less accrued dividends on cumulative preferred stock.

          Assets   Acquired  in  Liquidation  of   Portfolio
          Securities.

          Assets acquired in liquidation of portfolio securities are carried at estimated net realizable value. Expenses incurred at the time of foreclosure are charged against the assets and adjusted to the estimated net realizable value. Subsequent reductions in estimated net realizable value are recorded as losses.

          Recently Issued Accounting Standards.

          Statement of Financial Accounting Standard No. 114, "Accounting by Creditors for Impairment of a Loan" ("SFAS 114") was issued in May 1993 and is effective for fiscal years beginning after December 15, 1994. SFAS 114 generally requires all creditors to account for impaired loans, except those loans that are accounted for at fair value or at the lower of cost or fair value, at the present value of expected future cash flows discounted at the loans' effective interest rate. Creditors may account for impaired loans at the fair value of the collateral or at the observable market price of the loan if one exists. Due to the nature of the Company's loan portfolio, SFAS 114 is not expected to have a material effect on the Company's financial condition or results of operations.

          Other

          Certain information from the prior years has been reclassified to conform its presentation to the current financial statements.

NOTE 3         LOANS RECEIVABLE

          The Company's loan portfolio includes participations with other lenders as presented in the following schedule. The following is a breakdown of the outstanding loans receivable:

                                       May 31,
                              1995       1996        1997
     Outstanding Loans  $8,649,412  $11,093,622  $17,040,332
     Loan Participations  (336,370)  (2,495,607)  (2,731,373)
                        ----------  -----------  -----------
     Net Loans
     Outstanding        $8,313,042  $ 8,598,015  $14,308,959
                        ==========  ===========  ===========

          Loans on non-accrual status as of May 31, 1997 and 1996 were approximately $1,038,294 and $1,122,768, respectively. Additionally, the total amount of interest income not accrued was $138,555, $157,712 and $145,846 during the years ended May 31, 1997, 1996 and 1995.

     Reconciliation of Loan Loss Reserve

     A reconciliation of loan loss reserve is as follows:


                            F-10


              FRESHSTART VENTURE CAPITAL CORP.
              NOTES TO THE FINANCIAL STATEMENTS
                    MAY 31, 1997 AND 1996

NOTE 3         LOANS RECEIVABLE
(Continued)
                                 Year Ended May 31,
                              1995       1996      1997

     Balance, Beginning    $178,159   $180,558   $180,558
     Provision for
          Loan Losses         2,399     35,000       --
     Charge-Offs               --      (35,000)      --
                           --------   --------   --------
     Balance, Ending       $180,558   $180,558   $180,558
                           ========   ========   ========

          Effective June, 1996, the Company foreclosed on one of its loans. The total value of the loan including past due interest is $182,864. The loan is collateralized by real estate. The Company
          anticipates  recovery of  the   entire   balance
          outstanding including past due interest.

NOTE  4          ASSETS ACQUIRED IN LIQUIDATION OF PORTFOLIO
SECURITIES

          The Company foreclosed on two loans during the fiscal years ended May 31, 1994 and 1993. Both loans are collateralized by real estate. The Company's cost of the loans plus costs to obtain title to such properties is included in the carrying value of the assets acquired in liquidation. The Company wrote off the balance remaining of $13,344 against its earnings for the fiscal period ending May 31, 1996.

NOTE 5         LOANS PAYABLE - LINE OF CREDIT

          Effective   October   23,   1992,   the    Company
          established  a  $1,500,000  line  of  credit  with
          Extebank.   On  January  15,  1995,  the   Company
          entered   into  a  new  agreement  with   Extebank
          providing for a $1,100,000 discretionary line of credit without any officer guarantees, expiring December 15, 1995. The Company renewed the line of credit with an expiration date of October 31,
          1996.  All  advances   bear interest at .75% above
          the prime rate. Pursuant to the terms of the line of credit, the Company was required to comply with certain terms, covenants and conditions. The Company pledged its loans receivable as collateral for the above line of credit and was required to
          maintain  a  minimum   of   $200,000  non-interest
          bearing  collected  balance with  Extebank  during
          the term  of  the  line  of credit.    The balance
          outstanding as of May 31, 1997 and 1996 was $0. The Company has not renewed the line of credit.

NOTE 6         LONG TERM DEBT

          The long term debt to the SBA consisted of the following subordinated debentures as of May 31, 1997 and 1996 with interest payable semi-annually:

                                Interest           May 31,
                              Rate Period       1996       1997
             Maturity Date    First  Second  Face Amount Face Amount

         June 1, 2005       6.690%  6.690%   $520,000     $520,000
         December 1, 2005   6.540%  6.540%    520,000      520,000
         March 17, 1998     5.625%  8.625%     75,000       75,000
         March 17, 1998     5.625%  8.625%     75,000       75,000
         September 22, 1999 5.000%  8.000%    750,000      750,000
         June 9, 1999       6.000%  9.000%    750,000      750,000
         December 16, 2002  4.510%  7.510%  1,300,000    1,300,000
         March 1, 2007      7.380%  7.380%      -        4,210,000
         June 1, 2006       7.710%  7.710%      -          250,000
         May 14, 1996       4.375%  7.375%    120,000         -
         May 14, 1996       4.375%  7.375%    120,000         -
         February 6, 1997   4.125%  7.125%     75,000         -
         February 6, 1997   4.125%  7.125%     75,000         -

                                            ---------    ---------
                                           $4,380,000   $8,450,000
                                           ==========   ==========

                            F-11


              FRESHSTART VENTURE CAPITAL CORP.
              NOTES TO THE FINANCIAL STATEMENTS
                    MAY 31, 1997 AND 1996

NOTE 6         LONG TERM DEBT
(Continued)
          During the fiscal period ended May 31, 1996, the Company paid off $1,000,000 in subsidized debentures through the sale of two $520,000 unsubsidized subordinated debentures, due June 1, 2005 and December 1, 2005 with interest at 6.69% and 6.54%, respectively.

          During the fiscal period ended May 31, 1997 the Company paid off $390,000 in subsidized debentures and sold two unsubsidized subordinated debentures totaling $4,460,000 due June 1, 2006 and March 1, 2007 with interest at 7.71% and 7.38%, respectively.

          Under the terms of the subordinated debentures, the Company may not repurchase or retire any of its capital stock or make any distributions to its stockholders other than dividends out of retained earnings without the prior written approval of the SBA.

NOTE 7         PREFERRED STOCK

          As of May 31, 1992, the Company was authorized to issue 4,000,000 shares of $1 par value, 3% cumulative preferred stock. Dividends are not required to be paid to the SBA on an annual or other periodic basis, so long as cumulative dividends are paid to the SBA before any other distributions are made to investors. Effective November 21, 1989, Congress passed legislation which required all preferred stock sold subsequent to the effective date to pay a four percent cumulative dividend and to provide for a mandatory fifteen year redemption. Subsequently, the Company amended its certificate of incorporation creating a Class A Preferred Stock, $1 par value, which consisted of the 1,520,000 outstanding shares of preferred stock and to change the existing 2,480,000 authorized but unissued shares of preferred stock into a new Class B Preferred Stock, $1 par value, which will carry a four percent cumulative dividend rate and a mandatory fifteen year redemption.

          All preferred shares are restricted solely for issuance to the SBA. Effective November, 1994, the Company amended its certificate of incorporation authorizing an additional 1,000,000 shares of four percent preferred stock and reclassifying all 1,520,000 authorized and unissued shares of three percent preferred stock as 4 percent preferred stock. The effect of the amendment authorized 5,000,000 shares of 4 percent cumulative preferred stock. Effective October 13, 1994 and July 11, 1992, the Company sold 760,000 and 650,000 shares, respectively, of its $1 par value 4 percent cumulative, 15 year redeemable preferred stock to the SBA for $760,000 and $650,000 respectively.

NOTE  8   RESTRICTED  CAPITAL -  UNREALIZED  GAIN  ON
          REDEMPTION

          Repurchase of 3% Preferred Stock

          The Company and the SBA entered into a repurchase agreement dated May 10, 1993. Pursuant to the agreement, the Company repurchased all 1,520,000 shares of its $1 par value, 3 percent cumulative preferred stock from the SBA for a purchase price of $.36225670 per share, or an aggregate of $550,630. The repurchase price was at a substantial discount to the original sale price of the 3 percent preferred stock which was sold to the SBA at par value or $1.00 per share.

          As a condition precedent to the repurchase, the Company granted the SBA a liquidating interest in
          a   newly  created  restricted   capital  surplus
          account. The surplus account is equal to the amount of the repurchase, less $14,373 of expenses incurred in connection with the repurchase, and is being amortized over a sixty
          (60)   month  period  on  a  straight-line  basis.
          Should the Company be in default under the repurchase agreement at any time, the liquidating interest will become fixed at the level immediately preceding the event of default and will not decline further until such time as the default has been cured or waived. The liquidating interest will expire on the later of (i) sixty
          (60) months from the date of the repurchase agreement, or (ii) if any event of default has occurred and such default has been cured or waived, such later date on which the liquidating interest is fully amortized.
                               F-12


              FRESHSTART VENTURE CAPITAL CORP.
              NOTES TO THE FINANCIAL STATEMENTS
                    MAY 31, 1997 AND 1996

NOTE 8    RESTRICTED CAPITAL - UNREALIZED GAIN ON REDEMPTION
(Continued)

          Should the Company voluntarily or involuntarily liquidate prior to the amortization of the liquidating interest, any assets which are available, after the payment of all debts of the Company, shall be distributed first to the SBA until the amount of the then remaining liquidating interest has been distributed to the SBA. Such payment, if any, would be prior in right to any payments made to the Company's shareholders.

NOTE 9    DIVIDENDS

          Dividends paid to the SBA for each of the fiscal years ended May 31, 1997 and 1996 were $56,400. Total dividends paid to common stockholders for the fiscal years ended May 31, 1997, 1996 and 1995 were $337,698 and $296,106 and $296,108 respectively. The Company is contingently liable to the SBA for $14,100 in preferred dividends due for the three months ended May 31, 1997.

NOTE 10   MONEY PURCHASE PLAN

          Effective for the fiscal year ending May 31, 1989 the Company initiated a defined contribution pension plan. The eligibility requirements for participation in the plan are a minimum age of 21 years old and 24 months of continuous employment with the Company. Contributions are currently limited to ten percent of each participants compensation. Total contributions made for the fiscal years ended May 31, 1997, 1996 and 1995 were $14,123, $16,180 and $17,942 respectively.
          All contributions to the plan have been funded on a current basis.

NOTE 11   MANAGEMENT FEES

          The  SBA approved the Company's total compensation
          of   $225,000.    Compensation  is  inclusive   of
          officers'   and   staff   salaries   and   pension
          contributions.

NOTE 12   STOCKHOLDERS' EQUITY - PRIVATE PLACEMENT

          Effective April 21, 1992, pursuant to a private placement, the Company sold 56,304 shares of common stock at a price of $12 per share to accredited investors. Total capital raised was $675,648 less private placement costs of $16,274, including $9,660 paid during the six months ended November 30, 1992. Substantially all of the proceeds were used to repurchase the 1,520,000 shares of its $1 par value, 3% Preferred Stock held by the SBA and to make additional investments. The net proceeds received also enabled the Company to obtain additional leverage from the SBA in the form of preferred stock and debentures.

          Pursuant to SBA regulations, all SSBIC's issuing debentures subsequent to April 25, 1994 were required to amend their certificates of incorporation to indicate that they have consented, in advance, to the SBA's right to require the removal of officers or directors and to the appointment of the SBA or its designee to take such action in the event of the occurrence of certain events of default. Effective November, 1994, the Company amended its certificate of incorporation in accordance with the relevant provisions of the SBA regulations.

              FRESHSTART VENTURE CAPITAL CORP.
              NOTES TO THE FINANCIAL STATEMENTS
                    MAY 31, 1997 AND 1996

NOTE 12   STOCKHOLDERS' EQUITY - PRIVATE PLACEMENT
(Continued)
          On January 12, 1996, the Company filed an amendment to its certificate of incorporation which increased the number of authorized shares to 13,000,000 shares of capital stock consisting of 10,000,000 shares of $1 par value, 4 percent cumulative, 15 year redeemable preferred stock and 3,000,000 shares of $.01 par value, common shares. The financial statements are presented after giving effect to these changes.

          The amended certificate of incorporation also provided for a 2 for 1 stock split with respect to the Company's shares of common stock, $.01 par value per share, for two shares of common stock for $.01 par value per share. The effect of the amendment increased the 274,172 issued and outstanding shares of common stock to 548,344 shares. Additionally, effective October 24, 1996, the Company amended the certificate of incorporation, providing for a 2 for 1 stock split. The effect of this amendment increased the 548,344 issued and outstanding shares of common stock to 1,096,688 shares.

          The Stockholders' Equity section of the financial statements is presented after giving effect to amendments to the certificate of incorporation occurring in November, 1994 and January, 1996.

NOTE 13   RELATED PARTY TRANSACTION

          The Company currently leases office space from a real estate partnership, whose partners consist of certain officers and directors of the Company, for $1,500 per month plus certain extraordinary operating expenses. The lease expires in November, 1997 with a minimum annual rental of $18,000. Total rental expense under this lease was $18,000, for all of the years ended May 31, 1997, 1996 and 1995 respectively.

          Certain officers and directors of the Company are also shareholders of the Company. Officers' salaries are set by the Board of Directors and are also subject to maximum compensation set by the SBA. For the fiscal years ended May 31, 1997,
          1996 and 1995, officers' salaries, including pension contributions, were $155,348, $159,661 and $159,661, respectively.

NOTE 14   SIGNIFICANT CONCENTRATION OF CREDIT RISK

          Approximately seventy three (73%) percent of the Company's loan portfolio consists of loans made for the financing and purchase of New York City taxicab medallions and related assets.

NOTE 15   FINANCIAL INSTRUMENTS WITH OFF BALANCE SHEET RISKS

          The Company maintained approximately $2,869,861 in
          one  bank  in  excess  of amounts  that  would  be
          insured   by  the  Federal  Depository   Insurance
          Corporation

NOTE 16   SUBSEQUENT EVENTS

          Effective June 30, 1997, and for the four months then ended, the Board of Directors declared a dividend of $.11 per share to holders of common stock, aggregating $238,996. The dividend was paid July 16, 1997.

              FRESHSTART VENTURE CAPITAL CORP.
              NOTES TO THE FINANCIAL STATEMENTS
                    MAY 31, 1997 AND 1996

NOTE 17   PUBLIC OFFERING

          The Company filed a registration statement with the Securities and Exchange Commission to sell up to 1,000,000 shares of common stock, at a public offering price of $5.00 per common share, for an aggregate offering price of $5,000,000.

          On  December 3  1996,   the  Company  successfully
          completed its public offering of 1,076,000 shares of the Company's common stock, including 76,000 shares of common stock pursuant to the excercise of the underwriters over allotment option. The
          gross   proceeds   from   the   sale    aggregated
          $5,380,000. The net proceeds received by the Company after deducting underwriting discounts and various costs of the offering totaled $3,904,708.

NOTE 17   COMMITMENTS AND CONTINGENCIES

          Minimum future lease obligations on the Company's long term non-cancelable operating lease will total $9,000 over the remaining six (6) months of the lease term ending November, 1997.

          During the fiscal year ended May 31, 1996, Scott Printing filed a lawsuit against the Company. Scott Printing is seeking an approximate amount of $50,000 for printing work performed during the Company's public offering. The Company is contesting the amount claimed and intends to vigorously defend the action. However, the Company has accrued $40,000 as a contingency against such litigation.

               FRESHSTART VENTURE CAPITAL CORP.
                   SUPPLEMENTAL SCHEDULES
                        MAY 31, 1997

               SCHEDULE I - LOANS RECEIVABLE

                                                 Balance
              Number of Interest   Maturity    Outstanding
Type of Loan    Loans     Rate        Date    May 31, 1997


NYC Taxi
   Medallions    186   9.00%-15.00% 1-7 years $ 10,484,810
Services           1         14.00% 1-7 years       94,272
Auto Repair
   Service         8  10.00%-15.00% 1-4 years      690,006
Auto Dealership    1         12.00%   1 year        62,463
Renovation and
   Construction    1         10.50%   5 years      134,852
Retail
   Establishment   3  11.25%-13.00% 1-4 years      285,013
Restaurant         3  13.00%-15.00%   1 year       360,333
Gasoline Service
   Station         4   9.50%-12.00%   1 year       237,836
Manufacturing      1         15.00%   1 year       151,572
Laundromat and
   Dry Cleaners   18  11.00%-15.00% 1-4 years    1,605,126
Medical
   Offices         3  11.63%-15.00% 1-3 years      202,676
                 ---                           -----------
  TOTAL          229                           $14,308,959
                 ===                           ===========

Susbtantially all of the above loans are collateralized by either New York City taxi medallions or real estate holdings.

SCHEDULE VII - SHORT TERM BORROWINGS

Short term borrowing activities for ther periods presented were as follows:


                                   Maximum     Average
                         Weighted  Amount      Amount
               Balance   Average   Outstanding Outstanding
Category of    End of    Interest  During      During
Borrowing      Period      Rate    Period      Period(1)

May 31, 1995     $ 5,000    9.45%    $34,489     $17,361
May 31, 1996(2)  $  -       9.29%    $ 5,000     $ 2,500
May 31, 1997(2)  $  -        -       $  -        $  -


(1) Computed based on weighted average of amount outstanding during the period.

(2) The Company did not renew its Line of Credit.

                     FRESHSTART VENTURE CAPITAL CORP.
                       SUPPLEMENTARY INFORMATION
                   SELECTED PER SHARE DATA AND RATIOS
                      FOR THE FIVE YEARS ENDED
               MAY 31, 1993, 1994, 1995, 1996 AND 1997


                                       For the Years Ended May 31,
                            1993       1994       1995       1996       1997

Per Share Data
Investment Income         $  2.01   $  1.90    $  1.83    $  1.88    $  0.79
Investment Expenses         (1.20)    (1.23)     (1.21)     (1.17)     (0.46)
                          -------   -------    -------    -------    -------
Net Investment Income        0.81      0.67       0.62       0.71       0.33

Net Realized and Unrealized
Gains and Losses on
Securities                  (0.15)    (0.14)       -        (0.06)       -

Private Placement Costs     (0.02)      -          -          -          -

Gain on Preferred Stock
Buy Back                     0.61       -          -          -          -
Reduction Due to
 Stock Split                  -         -          -          -        (4.94)

 Dividends-Common Stock     (0.60)    (0.48)     (0.54)     (0.54)     (0.22)
 Dividends-Preferred Stock  (0.05)    (0.05)     (0.08)     (0.11)     (0.03)
 Net Sale of Common Stock     -         -          -          -         2.40
                          -------   -------    -------    -------    -------

Net Increase/Decrease
 in Net Asset Value          0.60       -          -          -        (2.46)
 Net Asset Value -
  Beginning of Period        5.18      5.78       5.78       5.78       5.78
                          -------   -------    -------    -------    -------
Net Asset Value -
  End of Year             $  5.78(1)$  5.78(1) $  5.78(1) $  5.78(1) $  3.32(1)
                          =======   =======    =======    =======    =======

Net Asset Value -
  End of Year Excluding
  Retained Earnings (2)   $  5.75(1)$  5.75(1) $  5.75(1) $  5.75(1) $  3.23(1)
                          =======   =======    =======    =======    =======

Ratios
Ratio of Expenses to
 Average Net Assets         24.3%     21.3%      20.9%      20.3%      14.3%
                          =======   =======    =======    =======    =======
Ratio of Net Income to
 Average Net Assets         10.4%      9.3%      10.6%      11.2%      10.1%
                          =======   =======    =======    =======    =======

Weighted Average of Common
 Shares Outstanding       548,344   548,344    548,344    548,344  1,627,318
                          =======   =======    =======    =======  =========

(1) The net asset value includes the unamortized portion of the realized gain from the repurchase of three 3% percent preferred stock and the undistributed retained earnings at the end of the period. The unamortized balance remaining in the preferred restricted capital account is $190,999.

To the Shareholders and Board of Directors
Freshstart Venture Capital Corp.

We have examined the financial statements of Freshstart Venture Capital Corp. (the "Company") for the years ended May 31, 1997, 1996 and 1995, and have issued our report thereon dated July 10, 1997. As a part of our examination, we made a study and evaluation of the Company's system of internal accounting control (which includes the procedures for safeguarding securities) to the extent we considered necessary to evaluate the system as required by generally accepted auditing standards. The purpose of our study and evaluation was to determine the nature, timing, and extent of the auditing procedures necessary for expressing an opinion on the Company's financial statements. Our study and evaluation was more limited than would be necessary to express and opinion on the system of internal accounting control taken as a whole.

The management of Freshstart Venture Capital Corp. is responsible for establishing and maintaining a system of internal accounting control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of control procedures. The objectives of a system are to provide management with reasonable, but not absolute, assurance that assets are safeguarded against loss from unauthorized use or disposition and transactions are executed in accordance with management's authorization and recorded properly to permit preparation of financial statements in conformity with generally accepted accounting principles. Because of inherent limitation in any system of internal accounting control, errors or irregularities may occur and may not be detected. Also, projection of any evaluation of the system to future periods is subject to the risk that procedures may become inadequate because of changes in conditions or that the degree of compliance with the procedures may deteriorate.

Our study and evaluation, made for the limited purpose described in the first paragraph, would not necessarily disclose all material weaknesses in the system that may have existed as of May 31, 1997. Accordingly, we do not express an opinion on the system of internal accounting control of Freshstart Venture Capital Corp. taken as a whole. However, our study and evaluation disclosed no condition that we believed to be a material weakness as of May 31, 1997.

This report is intended solely for the use of management and the SEC, and should not be used for any other purpose.

New York, New York
July 10, 1997






Michael C. Finkelstein
Certified Public Accountant